Exhibit 99.1

FOURTH AMENDMENT AND AGREEMENT dated as of August 14, 2003 (this “Amendment”), among UNITED RENTALS, INC. (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC. (the “U.S. Borrower”), UNITED RENTALS OF CANADA, INC. (“UR Canada”), UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC (“UR Nova Scotia (No. 1)” and, together with the U.S. Borrower and UR Canada, the “Borrowers”), the lenders party hereto, for purposes only of clause (c) of Section 4 hereof, the Canadian Collateral Agent (as defined below), JPMORGAN CHASE BANK, as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”), and J.P. MORGAN BANK CANADA, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the U.S. Administrative Agent, the “Administrative Agents”).

A.    Reference is made to the Amended and Restated Credit Agreement dated as of April 20, 2001 (as previously amended, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrowers, the lenders party thereto, and the Administrative Agents. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B.    Holdings and the Borrowers have requested (i) that the Required Lenders and the Issuing Bank amend certain provisions of the Credit Agreement and (ii) that the Required Lenders and the Canadian Collateral Agent agree to waive compliance with certain provisions of the Credit Agreement and the Canadian Security Documents. The Required Lenders, the Issuing Bank and the Canadian Collateral Agent are willing to agree to such amendments and waivers, as applicable, on the terms and subject to the conditions of this Amendment.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendment to Section 1.01 of the Credit Agreement.    (a) The definition of the term “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Consolidated Net Income” means, with respect to Holdings and its Subsidiaries for any period, the net income (or loss) of Holdings and its Subsidiaries for such period, excluding (a) any extraordinary gains during such period, (b) if such period includes the Fiscal Quarter ending June 30,

2001, (i) up to $27,000,000 of financing fees incurred and written-off in such Fiscal Quarter as a result of the Transactions and (ii) up to $40,000,000 of charges taken in such Fiscal Quarter related to store closings and work force reductions, (c) any non-cash charges during such period attributable to the impairment of goodwill, (d) any non-cash charges during such period attributable to the amortization of deferred stock compensation, (e) any non-cash expenses during such period attributable to stock options and warrants with respect to Equity Interests in Holdings, (f) up to $40,000,000 of charges related to store closings and work force reductions initiated during any Fiscal Quarter ending on or after September 30, 2002, through March 31, 2003, (g) up to $25,000,000 of charges during any Fiscal Year ending after December 31, 2002 related to store closings and work force reductions initiated during such Fiscal Year (without including therein any amounts excluded pursuant to clause (f)), (h) non-cash charges during any Fiscal Quarter ending after September 30, 2002, through December 31, 2003, in an aggregate amount not to exceed $15,000,000 for all Fiscal Quarters combined, attributable to the write-off of certain notes payable owed to Holdings or any of its Subsidiaries and (i) up to $7,500,000 of financing fees that may be written-off in the Fiscal Quarter ending December 31, 2002 (including in connection with the transactions contemplated by the Third Amendment and Agreement dated as of December 17, 2002, to this Agreement).

SECTION 2.    Amendments to Article II of the Credit Agreement.    (a) Section 2.05 of the Credit Agreement is hereby amended by deleting the amount “$175,000,000” in paragraph (b) thereof and replacing it with the amount “$250,000,000”.

(b) Section 2.24 of the Credit Agreement is hereby amended by deleting the amount “$75,000,000” in paragraph (a) thereof and replacing it with the amount “$100,000,000”.

SECTION 3.    Amendment to Article VI of the Credit Agreement.    Section 6.05(c) of the Credit Agreement is hereby amended by inserting the following text immediately after the semi-colon at the end thereof:

“provided, that any proposed purchase or other acquisition that complies with all of the requirements of this clause (c) except for the requirement contained in clause (3) above shall be permitted hereunder if (i)(A) the aggregate consideration in respect of such proposed purchase or other acquisition (whether effected as a single transaction or a series of related transactions) consists entirely of Equity Interests (other than Disqualified Equity Interests) of Holdings or (B)(x) the aggregate consideration in respect of such proposed purchase or other acquisition (whether effected as a single transaction or a series of related transactions) does not exceed $50,000,000 and (y) the aggregate consideration in respect of such proposed purchase or other acquisition as determined pursuant to (i)(B)(x) above, when added to the aggregate consideration in respect of all other purchases and other acquisitions made in reliance on this clause (i)(B)

of this proviso (on a cumulative basis) does not exceed $100,000,000, and (ii) Holdings would be in compliance with each of the covenants contained in Section 6.01 as of the end of the most recent Fiscal Quarter for which financial statements are available after giving pro forma effect to such proposed purchase or other acquisition and all other purchases and acquisitions effected pursuant to this clause (c) subsequent to the end of such most recent Fiscal Quarter (provided that the requirement in this clause (ii) shall not apply in respect of any proposed purchase or other acquisition being made in reliance on clause (i)(A) above so long as no Debt, including Debt of any Person being acquired pursuant to such proposed purchase or other acquisition, is being assumed or otherwise incurred by Holdings or any Subsidiary in connection therewith);”

SECTION 4.    Waivers.    Each of the undersigned Lenders hereby waives, and the Canadian Collateral Agent hereby waives (but only for purposes of clause (c) of this Section 4), solely for purposes of the transactions contemplated by Schedule 1 hereto, compliance with the requirements of (a) Section 6.04 of the Credit Agreement in order to permit (i) UERG LP to transfer to UR Gulf the NRO Shares held by UERG LP and (ii) the NRO to make one or more distributions consisting of cash in an amount equal to all or a portion of the Outstanding Interest and the assignment of the UR Canada Notes to Luxco, which shall become the holder of 100% of the Equity Interests in the NRO, in each case substantially in accordance with the transactions contemplated by Schedule 1 hereto, (b) Section 6.10 of the Credit Agreement in order to permit Luxco to make a loan to UR Canada of all or a portion of the amount of cash distributed in accordance with clause (a)(ii) above and (c) Section 3.2(h) of the Security Agreement and Section 2.5(1) of the Guarantee, each dated April 20, 2001 between the NRO and Bank of America Canada, as Canadian Collateral Agent (in such capacity, the “Canadian Collateral Agent”) in order to permit the assignment by the NRO to Luxco of the UR Canada Notes. For purposes of this Section 4, the terms “Luxco”, “NRO”, “NRO Shares”, “Outstanding Interest”, “UERG LP”, “UR Canada Notes” and “UR Gulf” have the meanings given to them in Schedule 1 hereto.

SECTION 5.    Representations and Warranties.    Each of Holdings and the Borrowers hereby represents and warrants to and agrees with each Lender and the Administrative Agents that:

(a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Fourth Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date.

(b) Each of Holdings and the Borrowers has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

(c) The execution, delivery and performance by each of Holdings and the Borrowers of this Amendment and the performance by each of Holdings and the Borrowers of the Credit Agreement, as amended by this Amendment, (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of Holdings or any Subsidiary or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings or any Subsidiary or its assets that is material to Holdings and its Subsidiaries, taken as a whole, or give rise to a right thereunder to require any payment to be made by Holdings or any Subsidiary and (iv) will not result in the creation or imposition of any Lien on any asset of Holdings or any Subsidiary, except Liens created under the Loan Documents.

(d) This Amendment has been duly executed and delivered by each of Holdings and the Borrowers. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrowers, enforceable against each of Holdings and the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e) As of the Fourth Amendment Effective Date, no Default has occurred and is continuing.

SECTION 6.    Other Agreements; Covenants.    (a) The parties hereto agree that any additional Subsidiaries formed pursuant to the transactions contemplated by Schedule 1 hereto (including, without limitation, Luxco and the Partnership (as defined in Schedule 1 hereto)) shall be deemed to be “Canadian Subsidiary Loan Parties” under the Credit Agreement.

(b) Each of Holdings and the Borrowers hereby covenants that it shall comply with the requirements of Section 5.12 of the Credit Agreement, including, without limitation, the Guarantee and Collateral Requirement applicable to Canadian Subsidiary Loan Parties, in connection with the formation of any additional Subsidiaries (including, without limitation, Luxco and the Partnership (as defined in Schedule 1 hereto)) pursuant to the transactions contemplated by Schedule 1 hereto.

SECTION 7.    Conditions to Effectiveness.    This Amendment (including the waiver set forth in Section 4 hereof) shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Fourth Amendment Effective Date”):

(a) The Administrative Agents shall have received (i) duly executed counterparts hereof that, when taken together, bear the authorized signatures of Holdings, the Borrowers, the Administrative Agents, the Required Lenders, the Issuing Bank and the Canadian Collateral Agent and (ii) the amendment fees required to be paid by Holdings and the Borrowers pursuant to Section 10 hereof, provided that the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date that the last of such counterparts is received, except to the extent such representations and warranties expressly relate to an earlier date.

(b) The Administrative Agents shall have received all other amounts due and payable under this Amendment and the Credit Agreement on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, all reasonable out-of-pocket costs and expenses of the Administrative Agents (including, without limitation, the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents).

SECTION 8.    Credit Agreement.    Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

SECTION 9.    Applicable Law.    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.    Amendment Fee.    In consideration of the agreements of the Lenders contained in this Amendment, Holdings and the Borrowers agree to pay promptly to the Administrative Agents, for the account of each Lender that delivers an executed counterpart of this Amendment at or prior to 5:00 p.m., New York time, on August 14, 2003, an amendment fee in an amount equal to 0.05% of the sum of such Lender’s Revolving Commitment and outstanding Term Loans; provided that such fee shall not be payable unless and until all conditions to the effectiveness of this Amendment as provided in Section 7 hereof (other than payment of such amendment fee) shall have been satisfied.

SECTION 11.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12.    Expenses.    Holdings and the Borrowers agree to reimburse the Administrative Agents for their out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agents.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

UNITED RENTALS, INC.,

By:
Name: Title:

UNITED RENTALS (NORTH AMERICA), INC.,

By:
Name: Title:

UNITED RENTALS OF CANADA, INC.,

By:
Name: Title:

UNITED RENTALS OF NOVA SCOTIA (NO. 1), ULC,

By:
Name: Title:

JPMORGAN CHASE BANK, individually and as U.S. Administrative Agent and Issuing Bank,

By:
Name: Title:

J.P. MORGAN BANK CANADA, individually and as Canadian Administrative Agent,

By:
Name: Title:

BANK OF AMERICA CANADA, individually and as Canadian Collateral Agent,

By:
Name: Title:

Name of Institution:

By:
Name: Title:

SCHEDULE 1

1.	United Equipment Rentals Gulf, L.P. (“UERG LP”) and United Rentals (Delaware), Inc. (“UR Delaware”) will form an Alberta limited partnership named United Rentals Alberta Holding, LP (the “Partnership”). UERG LP will be the 99.99% limited partner. UR Delaware will be the 0.01% general partner.

2.	The Partnership will form, and be the only shareholder of, a Luxembourg limited liability company named United Rentals Luxembourg S. a r.l. (“Luxco”).

3.	UERG LP will transfer common shares (the “NRO Shares”) of Alberta 794815 Inc. (the “NRO”), comprising approximately 0.01% of the issued and outstanding NRO Shares, to United Rentals Gulf, Inc. (“UR Gulf”).

4.	UR Gulf will contribute the NRO Shares received from UERG LP to UR Delaware.

5.	UERG LP and UR Delaware will respectively contribute approximately 99.99% and 0.01% of the issued and outstanding NRO Shares to the Partnership, in exchange for units of the Partnership. As a result, the Partnership will acquire 100% of the issued and outstanding NRO Shares.

6.	United Rentals of Canada, Inc. (“UR Canada”) will pay to the NRO the outstanding balance of the accrued interest (the “Outstanding Interest”) on three outstanding promissory notes issued by UR Canada having an aggregate principal amount (the “URC Principal Amount”) of approximately C$100,500,000 (as adjusted to reflect periodic capitalization of interest and payments on account thereof) (the “UR Canada Notes”).

7.	The Partnership will transfer all of the NRO Shares to Luxco in exchange for three promissory notes with principal amounts respectively equal to the URC Principal Amount, the URC Outstanding Interest, and the Estimated Refund Amount (as defined in paragraph 11 below), subject to possible adjustment of the principal amount of the notes to account for any outstanding intercompany liabilities.

8.	The NRO will make one or more distributions to its shareholder, Luxco, by assigning the UR Canada Notes to Luxco, and distributing cash equal to all or a portion of the Outstanding Interest.

9.	Luxco will loan some of the cash back to UR Canada in exchange for a new promissory note of UR Canada.

10.	The NRO will declare and pay a dividend to Luxco.

11.	The NRO will make various Canadian tax elections and filings to cease to be taxed as a NRO and claim a tax refund net of current tax liabilities (the “Tax Refund”) of approximately C$1,650,000 (the “Estimated Refund Amount”) from the Canada Customs and Revenue Agency.

12.	NRO and Luxco will enter into a distribution agreement whereby the NRO will be wound up and all of the remaining NRO assets will be distributed to Luxco, including the right to the Tax Refund.

13.	As soon as practical following receipt of the Tax Refund, the NRO will be finally dissolved.